Exhibit 99.1

For Immediate Release:	April 19, 2017

Simmons Reports First Quarter Net Income of $22 Million

Pine Bluff, AR – Simmons First National Corp. (NASDAQ-GS: SFNC) today announced net income available to common shareholders of $22.1 million for the first quarter of 2017, a decrease of $1.4 million compared with the same quarter last year. Diluted earnings per share were $0.70, a decrease of $0.07.

Included in first quarter 2017 results were $412,000 in net after-tax merger-related and branch right-sizing costs. Excluding the impact of these items, core earnings were $22.5 million for the quarter and diluted core earnings per share were $0.71.

“We are satisfied with our operating results during the first quarter,” said George A. Makris Jr., chairman and CEO. “We continue to experience excellent loan growth throughout our market. While our core expense control remains relatively stable, our non-interest income experienced some usual seasonal declines along with a softer mortgage market during the first quarter. As we prepare for the $10 billion asset threshold, we have managed to offset most of our increases in audit and regulatory affairs expenses with economies gained because of our size and scale.

“We are excited about our previously announced mergers. As we have indicated, Simmons Bank will enter new and very attractive markets as a result of the Bank SNB and Southwest Bank mergers and will be able to expand in our current markets with the First South Bank merger. We look forward to closing these mergers and integrating these new markets.”

Loans

Total loans, including those acquired, were $5.8 billion at March 31, 2017, an increase of $847 million, or 17.2 percent, compared with the same period in 2016. Legacy loans (all loans excluding acquired loans) grew $1.2 billion, or 33.4 percent. On a linked quarter basis, total loan growth was $144 million, including a seasonal reduction in credit card and agricultural production loans of $22.5 million.

Deposits

At March 31, 2017, total deposits were $6.8 billion, an increase of $709 million, or 11.7 percent, compared with the same period in 2016. Total non-time deposits were $5.5 billion, an increase of $743 million, or 15.5 percent, and comprised 82 percent of total deposits.

Net Interest Income

The company’s net interest income for the first quarter of 2017 was $72.4 million, an increase of $2.1 million, or 3.1 percent, from the same period of 2016. The net interest income was negatively impacted by a $3.7 million decline in yield accretion on acquired loans. Included in interest income was the yield accretion recognized on acquired loans of $4.4 million and $8.1 million for the first quarter of 2017 and 2016, respectively. Net interest margin was 4.04 percent for the quarter ended March 31, 2017, a 37 basis-point decline from the same quarter of 2016. The company’s core net interest margin, excluding the accretion, was 3.80 percent for the first quarter of 2017, a 12 basis-point decline from the same quarter of 2016.

P.O. BOX 7009    501 MAIN STREET    PINE BLUFF, ARKANSAS 71611-7009    (870) 541-1000    www.simmonsbank.com

Provision for Loan Losses

Provision for loan losses for the first quarter of 2017 was $4.3 million, an increase of $1.5 million compared with the first quarter of 2016. The provision increase was necessary in order to maintain an appropriate allowance for loan losses for the company’s growing legacy loan portfolio.

Non-Interest Income

Non-interest income for the first quarter was $30.1 million, an increase of $557,000 compared with the first quarter of 2016. The increase in non-interest income was due to additional trust income, service charge income, debit and credit card income resulting from internal growth and as a result of our most recent acquisition.

Non-Interest Expense

Non-interest expense for the first quarter of 2017 was $66.3 million, an increase of $4.5 million compared with the first quarter of 2016. Included in the quarter were $678,000 of merger-related expenses and branch rightsizing costs. Increases in occupancy expenses and other operating expenses are related to our most recent acquisition. The increases in professional services are related to the continued preparations for crossing the $10 billion asset threshold as a result of closing our three pending acquisitions.

Asset Quality

All acquired loans are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At March 31, 2017, the allowance for loan losses for legacy loans was $37.9 million. The company's allowance for loan losses on legacy loans at March 31, 2017 was 0.82 percent of total loans and 71 percent of non-performing loans. In the legacy portfolio, non-performing loans as a percent of total loans were 1.15 percent.

The allowance for loan losses for acquired loans was $435,000 and the acquired loan discount credit mark was $28.9 million. The allowances for loan losses and credit marks provide a total of $67.2 million of coverage, which equates to a total coverage ratio of 1.2 percent of gross loans. The ratio of credit mark and related allowance to acquired loans was 2.5 percent.

The 2017 annualized net charge-off ratio was 18 basis points. Excluding credit cards, the net charge-off ratio was 11 basis points.

“In February, we executed a sale of 11 substandard loans, which were primarily acquired loans, with a net principal balance of $11 million,” Makris said. “We recognized a loss of $676,000 on this sale. We continually explore options to manage the problem assets remaining from the acquired FDIC and Metropolitan portfolios as well as options to further reduce problem loans and expect to execute additional sales of assets.”

Capital

At March 31, 2017, common stockholders' equity was $1.2 billion, book value per share was $37.30 and tangible book value per share was $24.51. The company's ratio of stockholders' equity to total assets was 13.6 percent and its ratio of tangible common equity to tangible assets was 9.4 percent.

Simmons First National Corporation

Simmons First National Corp. is a financial holding company, headquartered in Pine Bluff, Ark., with total assets of $8.6 billion conducting financial operations throughout Arkansas, Kansas, Missouri and Tennessee. The company through its subsidiaries offers comprehensive financial solutions delivered with a client-centric approach. The company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 11 a.m. CDT on Thursday, Apr. 20, 2017. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corp. conference call, conference ID 2974437. In addition, the call will be available live or in recorded version on the company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The company’s management uses these non-GAAP financial measures in their analysis of the company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant non-core activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corp.’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

DAVID W. GARNER

EVP and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$103,875	$117,007	$112,572	$96,037	$118,468
Interest bearing balances due from banks	201,406	168,652	324,951	151,570	100,593
Federal funds sold	-	-	17,000	3,000	4,000
Cash and cash equivalents	305,281	285,659	454,523	250,607	223,061
Interest bearing balances due from banks - time	4,563	4,563	4,393	9,781	11,188
Investment securities - held-to-maturity	431,176	462,096	496,594	632,154	674,502
Investment securities - available-for-sale	1,257,813	1,157,354	1,024,206	821,372	857,673
Mortgage loans held for sale	9,754	27,788	28,069	30,529	24,563
Assets held in trading accounts	55	41	2,969	7,321	7,074
Loans:
Legacy loans	4,632,905	4,327,207	3,943,089	3,725,422	3,472,691
Allowance for loan losses	(37,865)	(36,286)	(34,094)	(33,523)	(32,681)
Loans acquired (net of discount and allowance)
Net loans	5,739,331	5,596,604	5,367,193	4,980,334	4,897,380
Premises and equipment	221,880	199,359	192,523	183,362	192,327
Premises held for sale	4,611	6,052	6,732	6,167	2,364
Foreclosed assets	26,421	26,895	30,396	30,529	41,126
Interest receivable	26,089	27,788	27,390	24,150	23,545
Bank owned life insurance	139,439	138,620	138,298	130,943	130,092
Goodwill	350,035	348,505	348,769	327,686	327,686
Other intangible assets	51,408	52,959	54,268	50,329	51,783
Other assets	58,782	65,773	50,669	48,955	72,589
Total assets	$8,626,638	$8,400,056	$8,226,992	$7,534,219	$7,536,953

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,554,675	$1,491,676	$1,473,420	$1,283,426	$1,274,816
Interest bearing transaction accounts and savings deposits	3,987,730	3,956,483	3,815,939	3,538,808	3,524,808
Time deposits less than $100,000	653,538	686,780	653,105	643,081	674,915
Time deposits greater than $100,000	592,345	600,280	674,917	562,888	605,236
Total deposits	6,788,288	6,735,219	6,617,381	6,028,203	6,079,775
Federal funds purchased and securities sold
under agreements to repurchase	110,007	115,029	124,289	103,038	97,429
Other borrowings	441,074	273,159	215,276	191,827	176,829
Subordinated debentures	60,503	60,397	60,290	60,184	60,077
Accrued interest and other liabilities	55,877	65,141	62,615	60,256	50,859
Total liabilities	7,455,749	7,248,945	7,079,851	6,443,508	6,464,969

Stockholders' equity:
Preferred stock	-	-	-	-	-
Common stock	314	313	313	304	303
Surplus	716,564	711,976	710,132	668,306	665,850
Undivided profits	468,309	454,034	434,579	417,863	402,265
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	(14,298)	(15,212)	2,117	4,238	3,566
Total stockholders' equity	1,170,889	1,151,111	1,147,141	1,090,711	1,071,984
Total liabilities and stockholders' equity	$8,626,638	$8,400,056	$8,226,992	$7,534,219	$7,536,953

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands, except per share data)
INTEREST INCOME
Loans	$68,728	$70,887	$65,078	$63,009	$66,678
Federal funds sold	5	11	19	17	10
Investment securities	9,451	8,700	7,774	8,499	8,506
Mortgage loans held for sale	126	230	299	295	278
Assets held in trading accounts	-	3	4	3	6
Interest bearing balances due from banks	117	234	244	77	144
TOTAL INTEREST INCOME	78,427	80,065	73,418	71,900	75,622
INTEREST EXPENSE
Time deposits	2,015	2,023	1,767	1,741	1,636
Other deposits	2,189	2,032	1,965	2,035	2,018
Federal funds purchased and securities
sold under agreements to repurchase	75	90	59	59	65
Other borrowings	1,194	1,034	1,048	938	1,128
Subordinated debentures	574	558	516	544	543
TOTAL INTEREST EXPENSE	6,047	5,737	5,355	5,317	5,390
NET INTEREST INCOME	72,380	74,328	68,063	66,583	70,232
Provision for loan losses	4,307	4,332	8,294	4,616	2,823
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	68,073	69,996	59,769	61,967	67,409
NON-INTEREST INCOME
Trust income	4,212	4,282	3,873	3,656	3,631
Service charges on deposit accounts	8,102	8,666	8,771	7,661	7,316
Other service charges and fees	2,197	4,026	3,261	2,718	2,867
Mortgage and SBA lending income	2,423	4,580	4,339	4,730	2,834
Investment banking income	690	472	1,131	1,181	687
Debit and credit card fees	7,934	8,027	7,825	7,688	7,200
Bank owned life insurance income	818	895	606	826	997
Gain on sale of securities, net	63	1,445	315	3,759	329
Other income	3,621	3,722	6,755	4,669	3,642
TOTAL NON-INTEREST INCOME	30,060	36,115	36,876	36,888	29,503
NON-INTEREST EXPENSE
Salaries and employee benefits	35,536	33,797	31,784	33,103	34,773
Occupancy expense, net	4,663	4,516	4,690	4,990	4,471
Furniture and equipment expense	4,443	4,387	4,272	4,077	3,947
Other real estate and foreclosure expense	589	679	1,849	967	966
Deposit insurance	680	89	1,136	1,096	1,148
Merger-related costs	524	2,846	1,524	372	93
Other operating expenses	19,887	20,411	17,179	19,532	16,391
TOTAL NON-INTEREST EXPENSE	66,322	66,725	62,434	64,137	61,789
NET INCOME BEFORE INCOME TAXES	31,811	39,386	34,211	34,718	35,123
Provision for income taxes	9,691	12,415	10,782	11,809	11,618
NET INCOME	22,120	26,971	23,429	22,909	23,505
Preferred stock dividends	-	-	-	-	24
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$22,120	$26,971	$23,429	$22,909	$23,481
BASIC EARNINGS PER SHARE	$0.71	$0.86	$0.77	$0.75	$0.77
DILUTED EARNINGS PER SHARE	$0.70	$0.85	$0.76	$0.75	$0.77

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,170,889	$1,151,111	$1,147,141	$1,090,711	$1,071,984
Trust preferred securities, net allowable	60,503	60,397	60,290	60,184	60,077
Disallowed intangible assets, net of deferred tax	(361,944)	(354,028)	(354,582)	(334,395)	(335,166)
Unrealized loss (gain) on AFS securities	14,298	15,212	(2,117)	(4,238)	(3,566)
Other	-	15	-	-	-
Total Tier 1 capital	883,746	872,707	850,732	812,262	793,329

Tier 2 capital
Qualifying allowance for loan losses and
reserve for unfunded commitments	41,303	40,241	38,050	37,240	36,398
Total Tier 2 capital	41,305	40,241	38,050	37,240	36,398
Total risk-based capital	$925,051	$912,948	$888,782	$849,502	$829,727

Common equity
Tier 1 capital	$883,746	$872,707	$850,732	$812,262	$793,329
Less: Trust preferred securities	(60,503)	(60,397)	(60,290)	(60,184)	(60,077)
Total common equity	$823,243	$812,310	$790,442	$752,078	$733,252

Risk weighted assets	$6,425,150	$6,039,034	$5,724,052	$5,343,355	$5,293,395

Adjusted average assets for leverage ratio	$8,076,525	$7,966,681	$7,355,702	$7,185,633	$7,167,839

Ratios at end of quarter
Equity to assets	13.57%	13.70%	13.94%	14.48%	14.22%
Tangible common equity to tangible assets (1)	9.35%	9.37%	9.51%	9.96%	9.68%
Common equity Tier 1 ratio (CET1)	12.81%	13.45%	13.81%	14.08%	13.85%
Tier 1 leverage ratio	10.94%	10.95%	11.57%	11.30%	11.07%
Tier 1 risk-based capital ratio	13.75%	14.45%	14.86%	15.20%	14.99%
Total risk-based capital ratio	14.40%	15.12%	15.53%	15.90%	15.67%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$171,947	$184,591	$175,032	$171,468	$167,803
Other consumer	349,200	303,972	275,947	248,018	227,480
Total consumer	521,147	488,563	450,979	419,486	395,283
Real Estate
Construction	365,051	336,759	304,082	330,666	300,042
Single-family residential	957,717	904,245	841,958	785,289	746,754
Other commercial	1,959,677	1,787,075	1,521,132	1,414,663	1,327,372
Total real estate	3,282,445	3,028,079	2,667,172	2,530,618	2,374,168
Commercial
Commercial	657,606	639,525	607,738	577,771	551,695
Agricultural	141,125	150,378	203,529	187,047	143,033
Total commercial	798,731	789,903	811,267	764,818	694,728
Other	30,582	20,662	13,671	10,500	8,512
Total Loans	$4,632,905	$4,327,207	$3,943,089	$3,725,422	$3,472,691

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$68,895	$76,875	$80,849	$199,505	$223,484
Mortgage-backed securities	18,743	19,773	21,454	22,612	23,734
State and political subdivisions	341,854	362,532	391,495	407,273	424,586
Other securities	1,684	2,916	2,796	2,765	2,698
Total held-to-maturity	431,176	462,096	496,594	632,155	674,502
Available-for-Sale
U.S. Treasury	$-	$300	$63,985	$4,305	$4,302
U.S. Government agencies	142,356	137,771	148,781	58,113	78,308
Mortgage-backed securities	927,277	868,324	699,748	652,425	722,982
State and political subdivisions	130,747	102,943	67,019	64,836	11,260
FHLB stock	19,149	12,235	11,235	8,781	7,838
Other securities	38,285	35,781	33,438	32,911	32,983
Total available-for-sale	1,257,814	1,157,354	1,024,206	821,371	857,673
Total investment securities	$1,688,990	$1,619,450	$1,520,800	$1,453,526	$1,532,175
Fair value - HTM investment securities	$435,701	$465,960	$508,910	$647,293	$686,835

Investment Securities - QTD Average
Taxable securities	$1,185,794	$1,146,703	$963,150	$1,059,802	$1,067,302
Tax exempt securities	455,481	467,757	466,782	443,492	439,370
Total investment securities - QTD average	$1,641,275	$1,614,460	$1,429,932	$1,503,294	$1,506,672

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands)
LOANS
Legacy loans	$4,632,905	$4,327,207	$3,943,089	$3,725,422	$3,472,691
Allowance for loan losses (legacy loans)	(37,865)	(36,286)	(34,094)	(33,523)	(32,681)
Legacy loans (net of allowance)	4,595,040	4,290,921	3,908,995	3,691,899	3,440,010
Loans acquired	1,173,667	1,342,099	1,502,051	1,327,683	1,503,482
Credit discount	(28,941)	(35,462)	(42,899)	(38,294)	(45,158)
Allowance for loan losses (loans acquired)	(435)	(954)	(954)	(954)	(954)
Loans acquired (net of discount and allowance)	1,144,291	1,305,683	1,458,198	1,288,435	1,457,370
Net loans	$5,739,331	$5,596,604	$5,367,193	$4,980,334	$4,897,380

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.82%	0.84%	0.86%	0.90%	0.94%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP) (1)	2.50%	2.71%	2.92%	2.96%	3.07%

Total allowance and credit coverage (non-GAAP) (1)	1.16%	1.28%	1.43%	1.44%	1.58%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$36,286	$34,094	$33,523	$32,681	$31,351
Loans charged off
Credit cards	1,044	935	699	702	859
Other consumer	1,174	493	600	489	393
Real estate	656	167	6,297	824	229
Commercial	292	913	284	2,283	476
Total loans charged off	3,166	2,508	7,880	4,298	1,957

Recoveries of loans previously charged off
Credit cards	236	213	199	253	242
Other consumer	690	158	106	149	103
Real estate	232	73	55	111	112
Commercial	30	28	12	318	7
Total recoveries	1,188	472	372	831	464
Net loans charged off	1,978	2,036	7,508	3,467	1,493
Provision for loan losses	3,557	4,228	8,079	4,309	2,823
Balance, end of quarter	$37,865	$36,286	$34,094	$33,523	$32,681

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	52,913	39,104	37,392	43,305	34,244
Loans past due 90 days or more	231	299	144	227	881
Total non-performing loans	53,144	39,403	37,536	43,532	35,125
Other non-performing assets
Foreclosed assets held for sale (2)	26,421	26,895	30,396	30,529	41,126
Other non-performing assets	352	471	621	519	256
Total other non-performing assets	26,773	27,366	31,017	31,048	41,382
Total non-performing assets	$79,917	$66,769	$68,553	$74,580	$76,507
Performing TDRs (troubled debt restructurings)	$10,833	$10,998	$13,604	$10,887	$10,759

Ratios (1) (2)
Allowance for loan losses to total loans	0.82%	0.84%	0.86%	0.90%	0.94%
Allowance for loan losses to non-performing loans	71%	92%	91%	77%	93%
Non-performing loans to total loans	1.15%	0.91%	0.95%	1.17%	1.01%
Non-performing assets (including performing TDRs)
to total assets	1.05%	0.93%	1.00%	1.13%	1.16%
Non-performing assets to total assets	0.93%	0.79%	0.83%	0.99%	1.02%
Annualized net charge offs to total loans	0.18%	0.20%	0.82%	0.39%	0.18%
Annualized net credit card charge offs to
total credit card loans	1.84%	1.66%	1.14%	1.07%	1.46%
Annualized net charge offs to total loans
(excluding credit cards)	0.11%	0.14%	0.81%	0.36%	0.11%

(1) Excludes all acquired loans, except for their inclusion in total assets.

(2) Includes acquired foreclosed assets held for sale.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Mar 2017			Three Months Ended Dec 2016			Three Months Ended Mar 2016
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks	$131,079	$117	0.36%	$243,396	$234	0.38%	$167,381	$144	0.35%
Federal funds sold	249	5	8.14%	5,381	11	0.81%	1,839	10	2.19%
Investment securities - taxable	1,292,441	6,477	2.03%	1,236,864	5,681	1.83%	1,076,855	5,311	1.98%
Investment securities - non-taxable (FTE)	348,834	4,884	5.68%	377,596	4,959	5.22%	429,817	5,249	4.91%
Mortgage loans held for sale	11,473	126	4.45%	23,307	230	3.93%	26,616	278	4.20%
Assets held in trading accounts	48	-	0.00%	1,774	3	0.67%	5,196	6	0.46%
Loans, including acquired loans	5,685,585	68,783	4.91%	5,484,918	70,941	5.15%	4,889,685	66,708	5.49%
Total interest earning assets (FTE)	7,469,709	80,392	4.36%	7,373,236	82,059	4.43%	6,597,389	77,706	4.74%
Non-earning assets	944,761			935,222			901,796
Total assets	$8,414,470			$8,308,458			$7,499,185

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$3,950,169	$2,189	0.22%	$3,895,367	$2,032	0.21%	$3,484,571	$2,018	0.23%
Time deposits	1,262,430	2,015	0.65%	1,292,961	2,023	0.62%	1,303,614	1,636	0.50%
Total interest bearing deposits	5,212,599	4,204	0.33%	5,188,328	4,055	0.31%	4,788,185	3,654	0.31%
Federal funds purchased and securities
sold under agreement to repurchase	111,474	75	0.27%	124,323	90	0.29%	113,551	65	0.23%
Other borrowings	345,664	1,194	1.40%	203,615	1,034	2.02%	184,000	1,128	2.47%
Subordinated debentures	60,452	574	3.85%	60,345	558	3.68%	60,109	543	3.63%
Total interest bearing liabilities	5,730,189	6,047	0.43%	5,576,611	5,737	0.41%	5,145,845	5,390	0.42%
Non-interest bearing liabilities:
Non-interest bearing deposits	1,466,501			1,515,853			1,225,311
Other liabilities	51,307			59,061			53,240
Total liabilities	7,247,997			7,151,525			6,424,396
Stockholders' equity	1,166,473			1,156,933			1,074,789
Total liabilities and stockholders' equity	$8,414,470			$8,308,458			$7,499,185
Net interest income (FTE)		$74,345			$76,322			$72,316
Net interest spread (FTE)			3.93%			4.02%			4.32%
Net interest margin (FTE) - quarter-to-date			4.04%			4.12%			4.41%

Net interest margin (FTE) - year-to-date			4.04%			4.19%			4.41%

Core net interest margin (FTE) - quarter-to-date (1)			3.80%			3.76%			3.92%
Core loan yield (FTE) - quarter-to-date (1)			4.59%			4.67%			4.82%

Core net interest margin (FTE) - year-to-date (1)			3.80%			3.83%			3.92%
Core loan yield (FTE) - year-to-date (1)			4.59%			4.72%			4.82%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$22,120	$26,971	$23,429	$22,909	$23,481
Diluted earnings per share	0.70	0.85	0.76	0.75	0.77
Return on average assets	1.07%	1.29%	1.21%	1.22%	1.26%
Return on average common equity	7.69%	9.27%	8.36%	8.48%	8.87%
Return on tangible common equity	12.22%	14.71%	13.26%	13.52%	14.30%
Net interest margin (FTE)	4.04%	4.12%	4.08%	4.14%	4.41%
FTE adjustment	1,965	1,994	1,969	1,675	2,084
Amortization of intangibles	1,550	1,533	1,503	1,451	1,455
Amortization of intangibles, net of taxes	942	932	913	882	884
Average diluted shares outstanding	31,612,900	31,592,713	30,843,714	30,452,285	30,481,604
Cash dividends declared per common share	0.25	0.24	0.24	0.24	0.24
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$22,532	$28,751	$24,382	$25,091	$23,185
Diluted core earnings per share (1)	0.71	0.91	0.79	0.82	0.76
Core net interest margin (FTE) (2)	3.80%	3.76%	3.79%	3.86%	3.92%
Efficiency ratio (1)	60.92%	55.47%	53.94%	57.33%	58.73%
Core return on average assets (1)	1.09%	1.38%	1.26%	1.34%	1.24%
Core return on average common equity (1)	7.83%	9.89%	8.71%	9.29%	8.75%
Core return on tangible common equity (1)	12.44%	15.65%	13.78%	14.76%	14.13%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$22,120	$96,790	$69,819	$46,390	$23,481
Diluted earnings per share	0.70	3.13	2.28	1.52	0.77
Return on average assets	1.07%	1.25%	1.23%	1.24%	1.26%
Return on average common equity	7.69%	8.75%	8.57%	8.67%	8.87%
Return on tangible common equity	12.22%	13.92%	13.68%	13.90%	14.30%
Net interest margin (FTE)	4.04%	4.19%	4.21%	4.28%	4.41%
FTE adjustment	1,965	7,722	5,728	3,759	2,084
Amortization of intangibles	1,550	5,942	4,409	2,906	1,455
Amortization of intangibles, net of taxes	942	3,611	2,679	1,766	884
Average diluted shares outstanding	31,612,900	30,963,546	30,656,882	30,438,939	30,481,604
Cash dividends declared per common share	0.25	0.96	0.72	0.48	0.24
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$22,532	$101,409	$72,658	$48,276	$23,185
Diluted core earnings per share (1)	0.71	3.28	2.37	1.59	0.76
Core net interest margin (FTE) (2)	3.80%	3.83%	3.86%	3.89%	3.92%
Efficiency ratio (1)	60.92%	56.32%	56.62%	58.03%	58.73%
Core return on average assets (1)	1.09%	1.31%	1.28%	1.29%	1.24%
Core return on average common equity (1)	7.83%	9.17%	8.91%	9.02%	8.75%
Core return on tangible common equity (1)	12.44%	14.56%	14.22%	14.45%	14.13%
END OF PERIOD
Book value per share	$37.30	$36.80	$36.69	$35.86	$35.35
Tangible book value per share	24.51	23.97	23.80	23.43	22.84
Shares outstanding	31,388,357	31,277,723	31,267,614	30,415,980	30,324,499
Full-time equivalent employees	1,876	1,875	1,985	1,880	1,931
Total number of ATM's	187	186	186	174	185
Total number of financial centers	151	150	150	140	149

(1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2017	2016	2016	2016	2016
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$22,120	$26,971	$23,429	$22,909	$23,481
Non-core items
Gain from early retirement of trust preferred securities	-	-	-	-	(594)
Merger-related costs	524	2,846	1,524	372	93
Branch right-sizing	154	83	43	3,219	14
Tax effect (1)	(266)	(1,149)	(614)	(1,409)	191
Net non-core items	412	1,780	953	2,182	(296)
Core earnings (non-GAAP)	$22,532	$28,751	$24,382	$25,091	$23,185

Diluted earnings per share	$0.70	$0.85	$0.76	$0.75	$0.77
Non-core items
Gain from early retirement of trust preferred securities	-	-	-	-	(0.02)
Merger-related costs	0.02	0.09	0.05	0.01	-
Branch right-sizing	-	-	-	0.11	-
Tax effect (1)	(0.01)	(0.03)	(0.02)	(0.05)	0.01
Net non-core items	0.01	0.06	0.03	0.07	(0.01)
Core earnings (non-GAAP)	$0.71	$0.91	$0.79	$0.82	$0.76

YEAR-TO-DATE
Net Income	$22,120	$96,790	$69,819	$46,390	$23,481
Non-core items
Gain from early retirement of trust preferred securities	-	(594)	(594)	(594)	(594)
Merger-related costs	524	4,835	1,989	465	93
Branch right-sizing	154	3,359	3,276	3,233	14
Tax effect (1)	(266)	(2,981)	(1,832)	(1,218)	191
Net non-core items	412	4,619	2,839	1,886	(296)
Core earnings (non-GAAP)	$22,532	$101,409	$72,658	$48,276	$23,185

Diluted earnings per share	$0.70	$3.13	$2.28	$1.52	$0.77
Non-core items
Gain from early retirement of trust preferred securities	-	(0.02)	(0.02)	(0.02)	(0.02)
Merger-related costs	0.02	0.16	0.06	0.02	-
Branch right-sizing	-	0.11	0.11	0.11	-
Tax effect (1)	(0.01)	(0.10)	(0.06)	(0.04)	0.01
Net non-core items	0.01	0.15	0.09	0.07	(0.01)
Core earnings (non-GAAP)	$0.71	$3.28	$2.37	$1.59	$0.76

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2017	2016	2016	2016	2016
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total stockholders' equity	$1,170,889	$1,151,111	$1,147,141	$1,090,711	$1,071,984
Preferred stock	-	-	-	-	-
Total common stockholders' equity	1,170,889	1,151,111	1,147,141	1,090,711	1,071,984
Intangible assets:
Goodwill	(350,035)	(348,505)	(348,769)	(327,686)	(327,686)
Other intangible assets	(51,408)	(52,959)	(54,268)	(50,329)	(51,783)
Total intangibles	(401,443)	(401,464)	(403,037)	(378,015)	(379,469)
Tangible common stockholders' equity	$769,446	$749,647	$744,104	$712,696	$692,515

Total assets	$8,626,638	$8,400,056	$8,226,992	$7,534,219	$7,536,953
Intangible assets:
Goodwill	(350,035)	(348,505)	(348,769)	(327,686)	(327,686)
Other intangible assets	(51,408)	(52,959)	(54,268)	(50,329)	(51,783)
Total intangibles	(401,443)	(401,464)	(403,037)	(378,015)	(379,469)
Tangible assets	$8,225,195	$7,998,592	$7,823,955	$7,156,204	$7,157,484

Ratio of equity to assets	13.57%	13.70%	13.94%	14.48%	14.22%
Ratio of tangible common equity to tangible assets	9.35%	9.37%	9.51%	9.96%	9.68%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$28,941	$35,462	$42,899	$38,294	$45,158
Allowance for loan losses on acquired loans	435	954	954	954	954
Total credit discount and ALLL on acquired loans	$29,376	$36,416	$43,853	$39,248	$46,112
Total loans acquired	$1,173,667	$1,342,099	$1,502,051	$1,327,683	$1,503,482
Discount and ALLL on acquired loans to acquired loans	2.50%	2.71%	2.92%	2.96%	3.07%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$37,865	$36,286	$34,094	$33,523	$32,681
Total credit discount and ALLL on acquired loans	29,376	36,416	43,853	39,248	46,112
Total allowance and credit discount	$67,241	$72,702	$77,947	$72,771	$78,793
Total loans	$5,806,572	$5,669,306	$5,445,140	$5,053,105	$4,976,173
Total allowance and credit coverage	1.16%	1.28%	1.43%	1.44%	1.58%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$1,170,889	$1,151,111	$1,147,141	$1,090,711	$1,071,984
Intangible assets:
Goodwill	(350,035)	(348,505)	(348,769)	(327,686)	(327,686)
Other intangible assets	(51,408)	(52,959)	(54,268)	(50,329)	(51,783)
Total intangibles	(401,443)	(401,464)	(403,037)	(378,015)	(379,469)
Tangible common stockholders' equity	$769,446	$749,647	$744,104	$712,696	$692,515
Shares of common stock outstanding	31,388,357	31,277,723	31,267,614	30,415,980	30,324,499
Book value per common share	$37.30	$36.80	$36.69	$35.86	$35.35
Tangible book value per common share	$24.51	$23.97	$23.80	$23.43	$22.84

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2017	2016	2016	2016	2016
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$22,120	$26,971	$23,429	$22,909	$23,481
Net non-core items, net of taxes, adjustment	412	1,780	953	2,182	(296)
Core earnings	$22,532	$28,751	$24,382	$25,091	$23,185

Average total assets	$8,414,470	$8,308,458	$7,703,837	$7,522,133	$7,499,185

Return on average assets	1.07%	1.29%	1.21%	1.22%	1.26%
Core return on average assets	1.09%	1.38%	1.26%	1.34%	1.24%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$22,120	$26,971	$23,429	$22,909	$23,481
Amortization of intangibles, net of taxes	942	932	913	882	884
Total income available to common stockholders	$23,062	$27,903	$24,342	$23,791	$24,365

Net non-core items, net of taxes	412	1,780	953	2,182	(296)
Core earnings	22,532	28,751	24,382	25,091	23,185
Amortization of intangibles, net of taxes	942	932	913	882	884
Total core income available to common stockholders	$23,474	$29,683	$25,295	$25,973	$24,069

Average common stockholders' equity	$1,166,473	$1,156,933	$1,114,252	$1,086,618	$1,065,296
Average intangible assets:
Goodwill	(348,837)	(348,597)	(332,893)	(327,686)	(327,686)
Other intangibles	(52,169)	(53,646)	(50,893)	(51,043)	(52,498)
Total average intangibles	(401,006)	(402,243)	(383,786)	(378,729)	(380,184)
Average tangible common stockholders' equity	$765,467	$754,690	$730,466	$707,889	$685,112

Return on average common equity	7.69%	9.27%	8.36%	8.48%	8.87%
Return on tangible common equity	12.22%	14.71%	13.26%	13.52%	14.30%
Core return on average common equity	7.83%	9.89%	8.71%	9.29%	8.75%
Core return on tangible common equity	12.44%	15.65%	13.78%	14.76%	14.13%

Calculation of Efficiency Ratio (1)

Non-interest expense	$66,322	$66,725	$62,434	$64,137	$61,789
Non-core non-interest expense adjustment	(635)	(2,995)	(1,742)	(3,591)	(107)
Other real estate and foreclosure expense adjustment	(550)	(669)	(1,787)	(967)	(966)
Amortization of intangibles adjustment	(1,550)	(1,533)	(1,503)	(1,451)	(1,455)
Efficiency ratio numerator	$63,587	$61,528	$57,402	$58,128	$59,261

Net-interest income	$72,380	$74,328	$68,063	$66,583	$70,232
Non-interest income	30,060	36,115	36,876	36,888	29,503
Non-core non-interest income adjustment	43	(66)	(175)	-	(594)
Fully tax-equivalent adjustment	1,965	1,994	1,969	1,675	2,084
(Gain) loss on sale of securities	(63)	(1,445)	(315)	(3,759)	(329)
Efficiency ratio denominator	$104,385	$110,926	$106,418	$101,387	$100,896

Efficiency ratio (1)	60.92%	55.47%	53.94%	57.33%	58.73%

Calculation of Core Net Interest Margin

Net interest income	$72,380	$74,328	$68,063	$66,583	$70,232
Fully tax-equivalent adjustment	1,965	1,994	1,969	1,675	2,084
Fully tax-equivalent net interest income	74,345	76,322	70,032	68,258	72,316

Total accretable yield	(4,427)	(6,552)	(4,928)	(4,700)	(8,077)
Core net interest income	$69,918	$69,770	$65,104	$63,558	$64,239
Average earning assets	$7,469,709	$7,373,236	$6,825,019	$6,625,642	$6,597,389

Net interest margin	4.04%	4.12%	4.08%	4.14%	4.41%
Core net interest margin	3.80%	3.76%	3.79%	3.86%	3.92%

Calculation of Core Loan Yield

Loan interest income	$68,728	$70,887	$65,078	$63,009	$66,678
Total accretable yield	(4,427)	(6,552)	(4,928)	(4,700)	(8,077)
Core loan interest income	$64,301	$64,335	$60,150	$58,309	$58,601
Average loan balance	$5,685,585	$5,484,918	$5,105,474	$4,957,888	$4,889,685

Core loan yield	4.59%	4.67%	4.69%	4.73%	4.82%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2017	2016	2016	2016	2016
($ in thousands)
Calculation of Core Return on Average Assets

Net income available to common stockholders	$22,120	$96,790	$69,819	$46,390	$23,481
Net non-core items, net of taxes, adjustment	412	4,619	2,839	1,886	(296)
Core earnings	$22,532	$101,409	$72,658	$48,276	$23,185

Average total assets	$8,414,470	$7,760,233	$7,575,053	$7,510,657	$7,499,185

Return on average assets	1.07%	1.25%	1.23%	1.24%	1.26%
Core return on average assets	1.09%	1.31%	1.28%	1.29%	1.24%

Calculation of Return on Tangible Common Equity

Net income available to common stockholders	$22,120	$96,790	$69,819	$46,390	$23,481
Amortization of intangibles, net of taxes	942	3,611	2,679	1,766	884
Total income available to common stockholders	$23,062	$100,401	$72,498	$48,156	$24,365

Net non-core items, net of taxes	412	4,619	2,839	1,886	(296)
Core earnings	22,532	101,409	72,658	48,276	23,185
Amortization of intangibles, net of taxes	942	3,611	2,679	1,766	884
Total core income available to common stockholders	$23,474	$105,020	$75,337	$50,042	$24,069

Average common stockholders' equity	$1,166,473	$1,105,775	$1,088,723	$1,075,957	$1,065,296
Average intangible assets:
Goodwill	(348,837)	(332,974)	(329,422)	(327,686)	(327,686)
Other intangibles	(52,169)	(51,710)	(51,478)	(51,771)	(52,498)
Total average intangibles	(401,006)	(384,684)	(380,900)	(379,457)	(380,184)
Average tangible common stockholders' equity	$765,467	$721,091	$707,823	$696,500	$685,112

Return on average common equity	7.69%	8.75%	8.57%	8.67%	8.87%
Return on tangible common equity	12.22%	13.92%	13.68%	13.90%	14.30%
Core return on average common equity	7.83%	9.17%	8.91%	9.02%	8.75%
Core return on tangible common equity	12.44%	14.56%	14.22%	14.45%	14.13%

Calculation of Efficiency Ratio (1)

Non-interest expense	$66,322	$255,085	$188,360	$125,931	$61,789
Non-core non-interest expense adjustment	(635)	(8,435)	(5,440)	(3,698)	(107)
Other real estate and foreclosure expense adjustment	(550)	(4,389)	(3,720)	(1,934)	(966)
Amortization of intangibles adjustment	(1,550)	(5,942)	(4,409)	(2,906)	(1,455)
Efficiency ratio numerator	$63,587	$236,319	$174,791	$117,393	$59,261

Net-interest income	$72,380	$279,206	$204,878	$136,814	$70,232
Non-interest income	30,060	139,382	103,267	66,397	29,503
Non-core non-interest income adjustment	43	(835)	(769)	(594)	(594)
Fully tax-equivalent adjustment	1,965	7,722	5,728	3,759	2,084
(Gain) loss on sale of securities	(63)	(5,848)	(4,403)	(4,088)	(329)
Efficiency ratio denominator	$104,385	$419,627	$308,701	$202,288	$100,896

Efficiency ratio (1)	60.92%	56.32%	56.62%	58.03%	58.73%

Calculation of Core Net Interest Margin

Net interest income	$72,380	$279,206	$204,878	$136,814	$70,232
Fully tax-equivalent adjustment	1,965	7,722	5,728	3,759	2,084
Fully tax-equivalent net interest income	74,345	286,928	210,606	140,573	72,316

Total accretable yield	(4,427)	(24,257)	(17,705)	(12,777)	(8,077)
Core net interest income	$69,918	$262,671	$192,901	$127,796	$64,239
Average earning assets	$7,469,709	$6,855,322	$6,682,683	$6,611,516	$6,597,389

Net interest margin	4.04%	4.19%	4.21%	4.28%	4.41%
Core net interest margin	3.80%	3.83%	3.86%	3.89%	3.92%

Calculation of Core Loan Yield

Loan interest income	$68,728	$265,652	$194,765	$129,688	$66,678
Total accretable yield	(4,427)	(24,257)	(17,705)	(12,777)	(8,077)
Core loan interest income	$64,301	$241,395	$177,060	$116,911	$58,601
Average loan balance	$5,685,585	$5,109,492	$4,984,349	$4,923,787	$4,889,685

Core loan yield	4.59%	4.72%	4.75%	4.77%	4.82%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.